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                                                                 Exhibit 10.2


                               UNIFRAX CORPORATION
                             1996 STOCK OPTION PLAN


1.       PURPOSE.

         The plan will be known as the Unifrax Corporation 1996 Stock Option Plan (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of Unifrax Corporation (the "Company") and its subsidiaries by (i) providing certain officers and other key employees of the Company and its subsidiaries with incentives to improve stockholder values and contribute to the success of the Company and
         (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility. Grants of Incentive or Nonqualified Stock Options may be made under the Plan.

2.       DEFINITIONS.

         (a) "INCENTIVE STOCK OPTION" means an option conforming to the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         (b) "NONQUALIFIED STOCK OPTION" means any stock option other than an Incentive Stock Option.

         (c) "SUBSIDIARY" and "SUBSIDIARIES" mean a corporation or corporations of which outstanding shares representing 50% or more of the combined voting power of such corporation or corporations are owned directly or indirectly by the Company.

         (d) "DISABILITY" means a permanent and total disability as defined in Section 422(c)(6) of the Code.

         (e)      "CAUSE" means the occurrence of one of the following:

                  (i) Conviction of a felony or of any crime or offense lesser than a felony involving the property of the Company or a subsidiary.

                  (ii) Conduct that has caused demonstrable and serious injury to the Company or a subsidiary, monetary or otherwise, as evidenced by a final determination of a court or governmental agency of competent jurisdiction in effect after exhaustion or lapse of all rights of appeal.

                  (iii) Continued gross dereliction of duty or other misconduct, as determined by the Board of Directors of the Company after notice has been provided.



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         (f)      "CHANGE IN CONTROL" means an event that would result in
                  Kirtland Capital Corporation, Kirtland Capital Partners II, or any of their affiliates, owning less than a majority of the Company's common stock.

         (g) "FAIR MARKET VALUE" of a share of common stock of the Company means, with respect to the date in question, the average of the closing bid and asked prices as quoted by the National Association of Securities Dealers through its automated quotation system ("NASDAQ"); or, if the Company's common stock is listed or admitted to unlisted trading privileges on a national stock exchange (the National Association of Securities Dealers National Market System is deemed to be a national stock exchange), either (x) the average of the highest and lowest officially-quoted selling prices on such exchange or (y) the closing sale price of such stock, as selected by the Committee; or if the Company's common stock is not quoted by NASDAQ, traded on such an exchange, or otherwise traded publicly, the value determined, in good faith, by the Committee.

3.       ADMINISTRATION.

         The Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee") consisting of at least two persons. Any option granted to "cover employees" as defined in Section 162(m) of the Code must be approved by at least two "outside directors" within the meaning of Section 162(m) of the Code and regulation 1.162-27 promulgated under the Code. Members of the Committee must be directors of the Company. Subject to the provisions of the Plan, the Committee is authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) interpret the Plan and (iv) adopt, amend, or rescind such rules and regulations for carrying out the Plan as it may deem appropriate. Decisions of the Committee on all matters relating to the Plan will be in the Committee's sole discretion and will be conclusive and binding on all parties, including the Company, its stockholders, and the participants in the Plan. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan will be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Board or of the Committee shall incur any liability for any action taken or omitted, or any determination made, in good faith in connection with the Plan.

4.       SHARES AVAILABLE FOR THE PLAN.

         Subject to adjustments as provided in Section 12, an aggregate of 1,505 shares of common stock, $.01 par value of the Company (the "Common Stock") may be issued pursuant to the Plan. Such shares may represent unissued or treasury shares. If any option under the Plan expires or terminates unexercised, becomes unexercisable or is

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         forfeited as to any shares, such unpurchased or forfeited shares will thereafter be available for further grants under the Plan.

5.       PARTICIPATION.

         Participation in the Plan is limited to those officers or employees of the Company and its subsidiaries selected by the Committee. Each employee to whom a grant is made under the Plan must enter into the Stock Option Agreement and the Noncompetition Agreement with the Company that will contain such provisions, not inconsistent with the provisions of the Plan, as may be established by the Committee. Each employee must enter into the Stockholders Agreement at the time any options to purchase shares are exercised. Nothing in the Plan or in any grant thereunder confers any right to an employee to continue in the employ of the Company, or any subsidiary, or interferes in any way with the right of the Company, or any subsidiary, to terminate an employee at any time. Incentive or Nonqualified Stock Options may be granted to such persons and for such number of shares as the Committee determines (such individuals to whom grants are made being herein called "optionees" or "grantees" as the case may be).

6.       INCENTIVE AND NONQUALIFIED OPTIONS.

         The Committee may from time to time grant to eligible participants Incentive Stock Options, Nonqualified Stock Options, or any combination thereof. The options granted will take such form as the Committee determines, subject to the following terms and conditions.

         (a) PRICE. Unless otherwise determined by the Committee, the price per share deliverable upon the exercise of each option ("exercise price") will not be less than 100% of the Fair Market Value of the shares on the date the option is granted. In the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, such price per share, if required by the Code at the time of grant, will not be less than 110% of the Fair Market Value of the shares on the date the option is granted.

         (b) CASH EXERCISE. Options may be exercised in whole or in part upon payment of the exercise price of the shares to be acquired. Payment is to be made in cash or, in the discretion of the Committee, in shares of the Company previously acquired by the participant or a combination of cash and shares of Common Stock. The Fair Market Value of shares of Common Stock tendered on exercise of options will be determined on the date of exercise.

         (c) TERMS AND CONDITIONS OF OPTIONS. The term during which each option may be exercised will be determined by the Committee, but in no event will an option

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                  be exercisable in whole or in part, in the case of a
                  Nonqualified Stock Option, more than ten years and one day from the date it is granted or, in the case of an Incentive Stock Option, more than ten years from the date it is granted; and, in the case of the grant of an Incentive Stock Option to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, in no event will such option be exercisable, if required by the Code at the time of grant, more than five years from the date of the grant. All rights to purchase shares pursuant to an option will, unless sooner terminated, expire at the date designated by the Committee. The Committee will determine the date on which each option will become exercisable and may provide that an option will become exercisable in installments. The shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirement as is designated by the Committee. The Committee may accelerate the time at which any option may be exercised in whole or in part. Unless otherwise provided herein, an optionee may exercise an option only if he or she is, and has continuously been since the date the option was granted, an employee of the Company or a subsidiary, and if the optionee has executed the Stockholders Agreement, a copy of which is attached as Exhibit A, which may be amended or changed from time to time. Prior to the exercise of the option and delivery of the shares represented thereby, the optionee will have no rights to any dividends or be entitled to any voting rights on any shares represented by outstanding options.

         (d) LIMITATIONS ON GRANTS. If required by the Code at the time of grant of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the grant date) of shares for which such option is exercisable for the first time during any calendar year (under all such plans of the Company, its parent, if any, and its subsidiaries, if any) may not exceed $100,000.

         (e) TERMINATION OF EMPLOYMENT; CHANGE IN CONTROL. If a participant ceases to be an employee of the Company or any subsidiary due to death or Disability, each of the participant's options that was exercisable on the date of termination and will remain so for a period of one year from the date of termination of employment, but in no event after its expiration date. All of the participants options that were not exercisable on the date of such terminations will be forfeited

                           If a participant ceases to be an employee of the
                  Company or any subsidiary due to Cause, all of his or her options will be forfeited.

                           If a participant ceases to be an employee of the
                  Company or any subsidiary for any reason other than death, Disability, Retirement or Cause, each of his or her options that was exercisable on the date of termination will

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                  remain exercisable for, and will otherwise terminate at the end of, a period of 90 days after the date of termination of employment, but in no event after its expiration date. All of the participant's options that were not exercisable on the date of such termination will be forfeited.

                           Notwithstanding anything to the contrary herein, if a
                  participant ceases to be an employee of the Company or any subsidiary the Committee at its sole discretion may accelerate the vesting of any option so that it will become fully vested and exercisable as of the date of such participant's termination of employment.

                           If there is a Change in Control of the Company, there
                  will be an automatic acceleration of the vesting of any outstanding option so that it will become fully vested and exercisable as of the date of the Change in Control.

7.       WITHHOLDING OF TAXES.

         The Committee may require, as a condition to any grant under the Plan or to the delivery of certificates for shares issued hereunder, that the grantee pay to the Company, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or any delivery of shares. The Committee, in its sole discretion, may permit participants to pay such taxes through the withholding of shares otherwise deliverable to such participant in connection with such grant or the delivery to the Company of shares otherwise acquired by the participant. The Fair Market Value of shares of Common Stock withheld by the Company or tendered to the Company for the satisfaction of tax withholding obligations under this section will be determined on the date such shares are withheld or tendered. The Company, to the extent permitted or required by law, will have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or to the delivery of shares under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes, provided that the Company will not sell any such shares if such sale would be considered a sale by such grantee for purposes of Section 16 of the Exchange Act.

8.       TRANSFERABILITY.

         No option granted under the Plan will be transferable by an employee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. An option may be exercised only by the optionee or grantee thereof or his guardian or legal representative; provided that Incentive Stock Options may be exercised by such guardian or legal representative only if permitted by the Code and any regulations promulgated thereunder.


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9.       LISTING AND REGISTRATION.

         If the Committee determines that the listing, registration, or qualification upon any securities exchange or under any law of shares subject to any option is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such option may be exercised in whole or in part, or no shares issued unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

10.      TRANSFER OF EMPLOYEE.

         Transfer of an employee from the Company to a subsidiary, from a subsidiary to the Company, and from one subsidiary to another will not be considered a termination of employment. Nor will it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship will be continued until the date when an employee's right to reemployment will no longer be guaranteed either by law or by contract.

11.      ADJUSTMENTS.

         In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee may make such adjustments as it deems appropriate in the number and kind of shares reserved for issuance under the Plan, in the number and kind of shares covered by grants made under the Plan, and in the exercise price of outstanding options. If the Company is the surviving corporation in any merger or consolidation, each outstanding option will pertain and apply to the securities to which a holder of the number of shares subject to the option would have been entitled. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation, all options that were granted hereunder and that are outstanding on the date of such event will be assumed by the surviving or continuing corporation.

12.      TERMINATION AND MODIFICATION OF THE PLAN.

         The Board of Directors, without further approval of the shareholders, may modify or terminate the Plan and from time to time may suspend, and if suspended, may reinstate any or all of the provisions of the Plan, unless otherwise required by Section 422 or Section 162(m) of the Code.

                  With the consent of the grantee affected thereby, the Committee may amend or modify the grant of any outstanding option in any manner to the extent that the Committee would have had the authority to make such grant as so modified or amended, including without limitation to change the date or dates as of which an

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         option becomes exercisable. All shares issued upon exercise of any option are subject to the Stockholders Agreement. The Committee is authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Company or that may be authorized or made desirable by such laws.

13.      COMMENCEMENT DATE; TERMINATION DATE.

         The date of commencement of the Plan is __________, 1996. Unless previously terminated, the Plan will terminate at the close of business on December 31, 2006.





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